Exhibit 10.6

                             QUALITY PRODUCTS, INC.

                             1997 STOCK OPTION PLAN


SECTION I.  GENERAL PROVISIONS

1.1  Purposes of the Plan and Types of Grants

     This 1997 Stock Option Plan (the "Plan") of Quality Products, Inc., a Delaware corporation (the "Company") is designed to enable the Company to attract, retain and motivate its employees by providing for or increasing the proprietary interest or such employees in the Company through the granting of options. The term "option," as used in this Plan, shall include incentive stock options ("Incentive Stock Options") and non-qualified stock options ("Non-qualified Stock Options"). It is intended that the Incentive Stock Options granted under the Plan shall constitute "incentive stock options" within the meaning of Section 422 of the Internal Revenue Code of 1986 as now in effect or as later amended (the "Code") and shall be subject to the tax treatment described in Section 421 of the Code. Except as otherwise expressly provided herein, the term "Company" shall include any "parent corporation" and "subsidiary corporation" of the Company, as such terms are used in Sections 424(e) and 424(f), respectively, of the Code.

1.2  Stock Subject to the Plan

      The maximum number of shares which will be issuable in respect of grants under the Plan shall be an aggregate of 150,000 shares of the Company's Common Stock, par value $.00001 per share (the "Common Stock"), subject to adjustment as provided in Section 3 herein. Such shares may be authorized and unissued shares, or shares which shall have been purchased or acquired by the Company for this or any other purpose in accordance with the Plan. In the event any options granted under the Plan shall expire or terminate for any reason without having been exercised in full or shall cease for any reason to be exercisable in whole or in part, those shares relating to an unexercised option shall not again be available for the purposes of the Plan.

1.3  Administration of the Plan

              (a) The Plan shall be administered by the Board of Directors or committee (collectively, the "Board") designated by the Board of Directors; provided however, if administered by a committee, such committee, unless otherwise permitted by Section 16 of the Exchange Act (as defined), shall be composed solely of two or more "Non-Employee Directors," as such term is used by Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

              (b) The Board shall determine, within the limits of the express provisions of the Plan, the individuals to whom, and the time or times at which options shall be granted, the number of shares to be subject to each option, the terms, conditions, restrictions and limitations of each option to be granted, the expiration date of each option (the "Expiration Date"), whether and to what extent options granted under the Plan shall be designated as Incentive Stock Options or Non-qualified Stock Options, the exercise price of each option and the time or times within which (during the term of the option) all or portions of each





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option may be  exercised.  In making such  determinations,  the Board shall take into account such factors as the Board in its discretion shall deem relevant.

              (c) Subject to the express provisions of the Plan, the Board may interpret the Plan; correct any defect, supply any omission or reconcile any inconsistency in the Plan; prescribe, amend and rescind rules and regulations relating to the Plan; determine the terms and provisions of each option (which need not be identical); and make all other determinations necessary or advisable for the administration of the Plan.

1.4  Eligibility

              Options may be granted only to persons who are employees of the Company, including employees who are directors and/or officers.


SECTION II.  STOCK OPTIONS

2.1  General Limitation on Incentive Stock Options

              (a) The aggregate fair market value (determined as of the date on which the option is granted) of stock with respect to which options designated as Incentive Stock Options, together with incentive stock options under any other plan of the Company, are exercisable for the first time by any employee in any calendar year shall not exceed $100,000. In addition, no options designated as Incentive Stock Options may be granted under the Plan if such grant, together with any other applicable grant of Incentive Stock Options under the Plan or incentive stock options under any other plan of the Company would exceed any other applicable maximum established under Section 422 of the Code for Incentive Stock Options. If an option granted under the Plan which is designated as an Incentive Stock Option exceeds such limitations or otherwise fails to qualify as an Incentive Stock Option, such option, to the extent of such excess or failure, shall be a separate Non-qualified Stock Option.

2.2  Exercise Price

              The price at which shares of Common Stock may be purchased pursuant to the exercise of Incentive Stock Options granted under the Plan ("Exercise Price") shall be established by the Board, but shall not be less than 100% of the fair market value of the Common Stock on the date the option is granted; provided, however, that the Exercise Price with respect to Incentive Stock Options must be not less than 110% of the fair market value of the Common Stock on the date the option is granted if an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Company. The price at which shares of the Common Stock may be purchased pursuant to the exercise of Non-qualified Stock Options shall be determined by the Board, but shall not be less than 75% of the fair market value of the Common Stock on the date the option is granted. The fair market value of the Common Stock on any day shall be the value of a share of Common Stock as reported on the stock exchange on which the Common Stock is listed (including an automated system of quotation transactions) and/or determined in accordance with any applicable resolutions or regulations of the Board in effect at the relevant time.



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2.3  Term of Each Option

              The term of each option shall be for such period as the Board shall determine, but not more than ten years from the date of the granting thereof, provided that if an optionee owns (or is deemed to own under applicable provisions of the Code and rules and regulations promulgated thereunder) more than 10% of the combined voting power of all classes of the stock of the Company, and an option granted to such optionee is intended to qualify as an Incentive Stock Option, the term of such option shall be no more than five years.

2.4  Exercise of Options

              (a) Options granted under the Plan shall be exercisable as provided by the Board and evidenced in the option agreement or instrument.

              (b) The Exercise Price of the shares as to which an option shall be exercised shall be paid in full at the time of exercise by cash or check (subject to collection).

2.5  Non-Transferability of Options

              (a) Any option granted hereunder shall by its terms be nontransferable by the optionee other than by will or the laws of the descent and distribution and shall be exercisable during the optionee's lifetime only by him or his guardian or legal representative.

2.6  Termination of Employment or Other Service

               (a) If an optionee ceases to be employed by the Company for any reason other than Good Cause (as defined), disability (as such term is defined below) or death, each outstanding option granted to such optionee under the Plan shall be exercisable only to the extent it was exercisable at the time of such termination of employment, and it may not be exercised more than three months after the date of termination of employment or, if earlier, the date specified in the option agreement or instrument. If an optionee ceases to be an employed by the Company by reason of death or disability, then each outstanding option granted to the optionee under the Plan shall be exercisable only to the extent it was exercisable at the time of such termination of employment, and it may not be exercised more than one year after the date of such termination of employment or, if earlier, the date specified in the option agreement or instrument. For the purpose of this Section 2.6, "disability" or "disabled" shall have the meaning ascribed to the term "permanent and total disability" by Section 22(e) of the Code.

              (b) This Option, to the extent unexercised, shall immediately terminate and be of no further force and effect upon the termination of Grantee's relationship with the Company for Good Cause (as defined). The term "Good Cause" as used herein shall mean (i) Employee shall be convicted of or plead guilty (which shall include a plea of nolo contendre) to a misdemeanor involving dishonesty or moral turpitude or a felony; (ii) Employee's "permanent and total disability" as such term is used by Section 22(e) of the Internal Revenue Code of 1986, as amended; (iii) an illegal, immoral or unethical act by the Employee resulting in or intended to result, directly or indirectly, in substantial gain to the Employee or a third party at the expense of the Employer, (iv) the Employee's willful engagement in misconduct that results in material


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injury to the  Employer  or (v) the  Employee's  willful and  continued  failure substantially to perform the Employee's duties to the Employer or a breach of the Employee's duties to the Employer which remains uncured within thirty (30) days after a written demand for care is delivered to the Employee by the Employer, which demand specifically identifies the manner in which it is believed that the Employee has not substantially performed his duties or has breached a duty.

              (c) Notwithstanding anything to the contrary herein, an option may not, under any circumstances, be exercised subsequent to its Expiration Date.

2.7  Option Instruments

              Options   shall  be  evidenced  by  an   instrument  or  agreement
indicating the date of grant, and shall contain such terms and conditions, consistent with the Plan, as the Board shall approve.


SECTION III.  ANTI-DILUTION PROVISIONS

3.1  Adjustments and Corporate Reorganizations

              (a) If the outstanding shares of the class of stock subject to options granted pursuant to the plan are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of such options may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of such options, but with a corresponding adjustment in the exercise price per share or other unit. Such adjustments shall be made by or under authority of the Board whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

              (b) In case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of options granted pursuant to the plan) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the holder of options granted pursuant to the Plan shall have the right thereafter by exercising such option, to purchase the kind and amount of shares of stock and other securities and property receivable upon such event by a holder of the number of shares of Common Stock which might have been purchased upon exercise of such option immediately prior to such event. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for above.


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SECTION IV.  MISCELLANEOUS

4.1  Compliance with Securities Laws and Stock Exchange Requirements

              Each option granted under the Plan shall be subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the registration, qualification or listing of the shares subject to such option upon a securities exchange (which for the purposes of this Section 4.1 shall include NASDAQ or other similar automated system of quotation) or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of such option, the Company shall not be required to issue such shares unless such registration, qualification, listing, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Board. Nothing in the Plan or any agreement or grant hereunder shall obligate the Company to effect any such registration, qualification or listing.

4.2  Withholding Taxes

              The Company shall have the right to deduct any sums that foreign, federal, state or local tax law requires to be withheld with respect to the exercise of any option, or as otherwise may be required by such laws. The Company may require as a condition to issuing or delivering shares upon exercise of the option that the holder of an option or other person exercising the option pay any sums that foreign, federal, state, or local tax law requires to be withheld with respect to such exercise. This authority shall permit the Company to withhold or receive shares or other property and to make cash payments in respect thereof in satisfaction of the optionee's tax obligations, including tax obligations in excess of mandatory withholding requirements, subject to and only to the extent authorized by the Board. The Company shall not be obligated to advise any optionee of the existence of the tax or the amount which the Company will be so required to withhold.

4.3  Amendment and Termination

              The Board of Directors may from time to time amend and at any time rescind or terminate the Plan as it shall deem advisable; provided, however, that no change that would impair the rights of the optionees may be made in options previously granted without the consent of the optionees.

4.4  No Rights Conferred

              Nothing contained herein will be deemed to give any individual any right to receive an option under the Plan or to be retained in the employ or service of the Company, nor shall this Plan nor any option granted hereunder be construed as a contract of employment with any employee.


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4.5  Governing Law

              The Plan and each agreement or instrument evidencing an option shall be governed by and construed in accordance with the laws of the State of Delaware applicable to contracts made and performed within such state.

4.6  Term of the Plan

              The Plan shall become effective as of August 8, 1997 by action of the Board; provided, however, that the grant of an option designated as an Incentive Stock Option shall be deemed to be Non-qualified Stock Option unless the Plan is approved by the stockholders of the Company during the period and in the manner required by Section 422 of the Code.


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